Exhibit 99.1

©2025 Applied DNA Sciences, Inc. Empowering the Genetic Medicines Revolution Nasdaq: APDN January 2025

©2025 Applied DNA Sciences, Inc. 2 The statements made by Applied DNA in this presentation may be “forward - looking” in nature within the meaning of Section 27 A of the Securities Act of 1933 , Section 21 E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 . Forward - looking statements describe Applied DNA’s future plans, projections, strategies, and expectations, and are based on assumptions and involve a number of risks and uncertainties, many of which are beyond the control of Applied DNA . Actual results could differ materially from those projected due to its history of net losses, limited financial resources, unknown future demand for its biotherapeutics products and services, the unknown amount of revenues and profits that will result from its Linea IVT and or LineaDNA platforms, the fact that there has never been clinical trial material and/or commercial drug product produced utilizing the LineaDNA and/or Linea IVT platforms, the unknown amount of revenues and profits that will result from its TR 8 PGx testing service, the limited market acceptance for its supply chain security products and services, as well as various other factors detailed from time to time in Applied DNA’s SEC reports and filings, including its Annual Report on Form 10 - K filed on December 17 , 2024 , and other reports it files with the SEC, which are available at www . sec . gov . Applied DNA undertakes no obligation to update publicly any forward - looking statements to reflect new information, events, or circumstances after the date hereof or to reflect the occurrence of unanticipated events, unless otherwise required by law . Safe Harbor Statement

©2025 Applied DNA Sciences, Inc. Applied DNA at a Glance Located in Stony Brook , NY (SBU Campus) 30k sqft facility R&D, PD, and QC capabilities GMP manufacturing suite and Dx labs Industry Leader in Large - Scale PCR Pioneered PCR - based DNA production at very large scale 15 years of experience Multi - gram production Diverse Client Portfolio Strong existing and potential customer base Pharma, biotechs, IVD and CDMOs Robust and diverse sales opportunities Multiple Potential Revenue Streams Broad relevance to most genetic medicines, as well as IVD manufacturing and Dx testing Attractive margin profile With our proven track record of commercializing PCR - based technologies, we have developed a novel and disruptive 100% cell - free DNA production platform to displace the use of plasmid DNA as the cornerstone of modern genetic medicines manufacture 3

©2025 Applied DNA Sciences, Inc. Sales pipeline Sufficient cash balance for near - term goals * GMP buildout complete Multiple high - margin revenue streams Restructuring • Manufacture of DNA for therapies ( GMP , GLP, RUO ) • DNA for IVD manufacturing • Dx testing • Empowers long - term GMP supply agreements • Capacity is rapidly scalable with customer demand • Strong GMP and non - GMP DNA sales funnel • Converting early adopters to commercial contracts • Sharpened focus on LineaRx platforms for growth and margin expansion • Sufficient cash balance after completion of GMP buildout to accomplish near - term goals Investment Case Positioned for scalable growth *Based on internal Company modeling using current cash balance, forecasted OPEX and forecasted future revenue 4

A Year of Company Milestones



Validation of Linea™ IVT Platform

Linea RNAP manufacturing scaleup completed

Validation of reduced dsRNA at commercial scale

Cost equivalence to legacy platforms demonstrated


ORDER

Customer Success

Over 25 customer projects in FY24

Multiple customers entering the clinic in FY25

GMP orders for IVT templates expected in 1HFY25



Initial GMP Site Completed

Purpose built for LineaDNA™ Platform

Production of IVT templates

Estimated 10g/year initial capacity



PGx Approval

NYSDOH approval of 120 SNP targets relevant to a wide range of therapeutic indications

Cardiac, pain management, oncology, and others



LineaDNA Enters the Clinic

Used as critical component of CAR-T therapy

First in human use of LineaDNA

Reduced regulatory hurdles for customer as compared to pDNA



Restructuring

Targeting reduction in CAPEX of 15% v. FY2024

Sharpened focus on LRx

Exploring divestiture of low margin tagging segment

©2025 Applied DNA Sciences, Inc.

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©2025 Applied DNA Sciences, Inc. 6

DNA is Critical to Modern Medicine

Multiple high-margin market opportunities

1 IVT Templates

Market size of $58B by 2033

Launched in late 2022

GMP Ready, with near-term manufacturing opportunities

2 Linea™ IVT Platform

Significant dsRNA reduction at equal cost to legacy IVT platforms

Linea RNAP -Strong IP position

Increases LineaRx TAM by ≈3x-5x

3 DNA Drug Substance

DNA for manufacture of CAR-T, vaccines and gene therapies

LineaDNAΓ entered the clinic in December 2024

4 Personalized Cancer Vaccines (PCV)

Market size of $30B by 2033

Pursuing strategic partnerships

Published data supporting production of PCVs

5 Gene Editing

Market size of $40B by 2033

Recurring supply to a large multinational life sciences company for homology directed repair (HDR)

6 Diagnostic (IVD) Applications

DNA IVD Market size of $17B by 2034

Current multi-year multi-gram contract

Large growth opportunity

LineaRx

Sources: (i) https://www.biospace.com/mrna-therapeutics-market-size-set-to-soar-usd-58-90-bn-by-2033; (ii) https://www.biospace.com/genome-editing-market-size-to-reach-usd-40-48-billion-by-2033; (iii) https://www.globenewswire.com/news-release/2024/08/23/2934961/0/en/Cancer-Vaccines-Market-Size-Expected-to-Reach-USD-30-16-Bn-by-2033.html; (iv) https://www.biospace.com/press-releases/dna-diagnostics-market-size-to-worth-around-usd-17-billion-by-2034

©2025 Applied DNA Sciences, Inc.

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©2025 Applied DNA Sciences, Inc. 8 • Large capital expenditure • Regulatory scrutiny • Long lead times • Based on 40 - year - old technology • Poor batch - to - batch consistency and batch failures • Unwanted DNA sequences including antibody resistance gene • Complex sequences are unstable • Increased complexities into mRNA manufacturing Legacy DNA Manufacturing Plasmid DNA Complexity

©2025 Applied DNA Sciences, Inc. 9 DNA Made Simple STEP 01 Obtain DNA Target Sequence and Design PCR Primers STEP 05 Provide Line a DNA to Customer STEP 04 Step 2 Perform High - Fidelity Large - Scale PCR STEP 03 Purify PCR Amplicons Platform Perform Analytical Characterization of PCR Amplicons High purity v. plasmid DNA Only 5 production steps Rapid large - scale production Uses enzymes and is 100% cell free Large yield in small footprint Only target DNA produced Simple process is well suited to cGMP Platform

©2025 Applied DNA Sciences, Inc. Comparison to pDNA IVT Template Data generated in collaboration with Kudo Biotechnology, Inc. Fragment Analyzer chromatograms shown mRNA COVID - 19 vaccine candidate shown mRNA from IVT Templates 10

©2025 Applied DNA Sciences, Inc. 11 • Various quality grades available • ISO13485 - based quality system • Robust analytical testing development capabilities • All LineaDNA IVT templates produced in new Stony Brook, NY GMP facility • Separate manufacturing spaces for RUO and IVD DNA GMP IVT Templates

©2025 Applied DNA Sciences, Inc. 12 One Platform - 2 mRNA manufacturing issues solved

©2025 Applied DNA Sciences, Inc. Equal or Greater RNA Yields with Reduced dsRNA and Off - Target Immune Response 13 Internally generated Company data

©2025 Applied DNA Sciences, Inc. 14 Simplifying mRNA Production Workflows *Based on internal company data and modeling

Current* LRx IVT Template Potential Sales Funnel

Customer	Product	Application	Estimated Timing of Potential GMP Run	Selling Phase
A	linDNA IVT templates	sa-mRNA	FY25Q2	Multiple evaluations complete. GMP quote issued. Negotiation of MSA.
B	linDNA IVT templates	Prophylactic mRNA vaccine	FY25Q3	Multiple evaluations complete. GMP quote Issued
C	linDNA IVT templates	sa-mRNA	FY25Q3	Second round of evaluation underway
D	linDNA IVT templates	mRNA-based CAR-T cell	FY25Q4	Multiple evaluations complete. GMP quote issued.
E	linDNA IVT templates	sa-mRNA	FY25Q4	Second round of evaluation underway
F	Linea™ IVT platform	Prophylactic mRNA vaccine	FY25Q4	Initial evaluation
G	Linea IVT platform	mRNA vaccine	FY25Q4	Initial evaluation
H	Linea IVT platform	Therapeutic mRNA vaccine	FY25Q4	Initial evaluation

*As of 1/10/25

©2024 Applied DNA Sciences, Inc.

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©2025 Applied DNA Sciences, Inc. Potential LineaRx IVT Template GMP Revenue Small size, big opportunity 16 $0 $10,000,000 $20,000,000 $30,000,000 $40,000,000 $50,000,000 3 6 9 12 18 Annual mass (g) of GMP DNA Sold Potential LRx GMP Revenue Opportunity* GMP IVT Templates Only GMP IVT Templates +50% Linea RNAP GMP IVT Templates +100% LineaRNAP *Based on Company internal modeling using current unit pricing and market analysis. All figures are for illustrative purposes on ly and do not constitute financial guidance and may be subject to further change without notice. Internal modeling is based on assumptions the Company believes are reasonable but could be mistaken. Potentia l r evenue opportunity may not be realized and is not indicative of profit. Projected FY2025 GMP Manufacturing Capacity Additional manufacturing capacity required • Initial ≈ 10g/year projected GMP capacity out of less than 1,000 sqft clean room • Potential expansion of current site or additional site needed to expand capacity • Sale of Linea RNAP significantly increases revenue and margin versus IVT templates alone

©2025 Applied DNA Sciences, Inc. LineaDNA Success Across Genetic Medicine Modalities Oncology DNA Vaccines Gene Therapy CAR - T Manufacture Neoantigen DNA Vaccine LNP/DNA IM Administration Protective Prophylactic DNA Vaccine AAV ITR - Transgene Production 17 1 - Kaštánková I, et al . Enzymatically produced piggyBac transposon vectors for efficient non - viral manufacturing of CD19 - specific CAR T cells. Mol Ther Methods Clin Dev. 2021 Aug 26;23:119 - 127. doi : 10.1016/j.omtm.2021.08.006. PMID : 34631931 2 - Conforti, A., Salvatori , E., Lione , L. et al. Linear DNA amplicons as a novel cancer vaccine strategy. J Exp Clin Cancer Res 41, 195 (2022). https://doi.org/10.1186/s13046 - 022 - 02402 - 5 3 - Mathias, M., Diel, D., Hayward, J. et al. A Linear SARS - CoV - 2 DNA Vaccine Candidate Reduces Virus Shedding in Ferrets. bioRxiv 2002.09.29.510112. https://doi.org/10.1101/2022.09.29.510112 4 – Internal company data

©2025 Applied DNA Sciences, Inc. Building a Diversified LineaRx Customer Base 18 FY2024 LineaRx Customer Orders 53% IVT Templates 27% Gene Editing 12% IVD 4% 4% CAR - T DNA Vaccines

©2025 Applied DNA Sciences, Inc. 19

©2025 Applied DNA Sciences, Inc. Optionality on Dx Revenue • NYSDOH CLEP/CLIA Certified Permitted in virology and genetic testing (molecular) Approved LDTs for COVID - 19, mpox, and 120 target PGx Access to out of state patients in most states via NYSDOH licensure • TR8 TM PGx Testing 120 SNP targets relevant to a wide range of medications covering diverse disease indications Push towards personalized medicine is driving adoption of PGx as standard of care Ability to “break up” genetic targets to create numerous smaller PGx panels for specific indications • Minimal OPEX FY24 OPEX less than 10% of company consolidated OPEX Small team of 5 fulltime employees • Large Potential Upside PGx testing via self - pay provides strong margin profile Ability to run over 150 tests/week with existing equipment and staff Demonstrated ability to rapidly develop and gain approval for LDTs targeting emergent health crisis • Deep Scientific Bench Unique ability to leverage scientific expertise of LRx for complex assay development Access to assets of LRx such as NGS and LineaDNA manufacturing for LDT production 20

The Path to Breakeven

$19-21m Annual Revenue Target to Breakeven*

Revenue Growth

- Multiple and diverse high margin opportunities available now
  - GMP IVT Templates
  - Linea™ RNAP
  - DNA for IVD applications
  - PGx Testing

Expansion of GMP Capacity

- Cleanroom design is highly expandable
  - Less than $600k/cleanroom. Rapidly deployable
  - Grow capacity in lockstep with customer demand
- Development of new DNA polymerase
- Large tranche of existing warrants near or in the money

Target New DNA Markets

- Substantial near-term opportunity in personalized cancer vaccines (PCVs)
  - Exploring strategic partnerships
- Gene editing/homology directed repair (HDR)
- Closed ended DNA expression vectors

Optimize Cost Structure

- Restructuring underway
  - Targeting 15% reduction in OPEX as compared to FY2024
  - Planned completion in current quarter
- Potential for additional cost optimization to further reduce OPEX

*Based on Company internal modeling using currently projected OPEX, product margins and current unit pricing. All figures are for illustrative purposes only and do not constitute financial guidance and may be subject to further change without notice. Internal modeling is based on assumptions the Company believes are reasonable but could be mistaken.

©2025 Applied DNA Sciences, Inc.

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Financial Snapshot

Represents financial results as of September 30, 2024, except cash and equivalents on November 3, 2024; warrant and share counts as of January 8, 2025

LTM Revenue (as of 9/30)	$3.4mm
Cash and Equivalents	$10.1mm
Debt	$ 0
Common Shares Outstanding	55,188,523
Options and Warrants	133,539,159
Fully Diluted Shares Outstanding*****	188,727,682
Fiscal Year-End	Sept. 30

Summary Warrant Schedule

Warrants	Term	Exercise Price	Warrants Remaining Outstanding	Potential Remaining Gross Proceeds	Warrants Exercised, Proceeds to Date
Series A	5 yrs from 9/30/24	$0.20******	88.2M	$17.6M	3.6m, $729K
Series B	1 yr from 9/30/24	$1.99 or $0*/**	2.3M or 6.8M*/**	$0	2.3M, $0
Series C	5 yrs from shareholder approval***	$0.32	20.3M	$6.5M	n/a
Series D	18 months from shareholder approval***	$0.32****	20.3M (1-for 1 cashless)****	$0	n/a

* Pursuant to alternative cashless option exercise (3-for-1)
** Subject to reset in the event of a reverse stock split;
*** Unregistered; subject to shareholder approval at 23 Jan. Special Meeting; 1.02M placement warrants at identical exercise price also subject to shareholder approval
**** Subject to reset in the event of a reverse stock split; floor of $0.0634
***** Excludes potential resets or remaining Series B 3-for-1 cashless option exercises
******Majority of Series A are at $.20, with small tranche at $0.19

©2025 Applied DNA Sciences, Inc.

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©2025 Applied DNA Sciences, Inc. Thank You! Nasdaq: APDN IR@adnas.com